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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 23, 2003

                             ROUGE INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              001-12852                           38-3340770
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      (Commission File Number)          (I.R.S. Employer Identification No.)

   3001 MILLER ROAD, P.O. BOX 1699, DEARBORN, MI         48121-1699
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     (Address of Principal Executive Offices)            (Zip Code)

                                  313-317-8900
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

      On October 23, 2003, Rouge Industries, Inc. (the "Company"), announced that it reached an agreement on a non-binding letter of intent to sell substantially all the assets of the Company to SeverStal. On October 23, 2003, the Company and its wholly-owned subsidiaries, Rouge Steel Company, QS Steel Inc. and Eveleth Taconite Company, also filed voluntary petitions for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware in Wilmington (the "Bankruptcy Court"). The case was assigned to Judge Walrath of the Bankruptcy Court for the initial proceedings (Chapter 11 Case Nos. 03-13272 through 03-13275). The letter of intent to purchase the Company's assets is subject to the approval of the Bankruptcy Court.

      During the Bankruptcy process, the Company will continue to maintain its assets, operate its business and manage its affairs as a debtor-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. The Company has, subject to the approval of the Bankruptcy Court, secured a commitment for debtor-in-possession financing to provide the Company with liquidity during the period required to complete the sale.

      The Company issued a press release, a copy of which is filed as Exhibit
99.1 to this Report, and which is incorporated by reference herein, announcing the letter of intent to acquire the Company's assets in Chapter 11.

SAFE HARBOR STATEMENT

      This Current Report on Form 8-K contains forward-looking information about the Company. A number of factors could cause the Company's actual results to differ materially from those anticipated, including changes in the general economic or political climate, the supply of or demand for and the pricing of steel products in the Company's markets, plant operating performance, product quality, potential environmental liabilities, the availability and prices of raw materials, supplies, utilities and other services and items required by the Company's operations, the level of imports and import prices in the Company's markets, the availability of sufficient cash to support the Company's operations and higher than expected costs. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.    EXHIBIT
-----------    -------
99.1           Press release dated October 23, 2003.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2003
ROUGE INDUSTRIES, INC.

                                    By:  /s/ William E. Hornberger
                                         --------------------------------
                                         William E. Hornberger
                                         Vice President


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1           Press release dated October 23, 2003.